SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 10, 2017

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (425) 255-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)(3)  Compensatory Arrangements of Certain Officers

On July 10, 2017, First Financial Northwest Bank (the "Bank"), the financial institution subsidiary of First Financial Northwest, Inc., entered into an amendment to the Executive Supplemental Retirement Plan Participation Agreement ("Agreement") with Joseph W. Kiley III, who is President, Chief Executive Officer and a director of the Bank.  The Agreement is a nonqualified deferred compensation plan intended to provide Mr. Kiley with supplemental retirement benefits if certain conditions are met.  The material terms of the Agreement, as amended, are summarized below and a copy of the Agreement is furnished as Exhibit 10.1 hereto and is incorporated herein by reference.

The amended Agreement provides that Mr. Kiley will vest in his benefits under the Agreement if he is employed by the Bank on September 12, 2017 (instead of having to remain employed by the Bank until age 65, as was required under the Agreement prior to this amendment). Mr. Kiley, however, will forfeit his benefits under the Agreement if he voluntarily terminates employment with the Bank (other than in connection with a good reason event) prior to attaining age 65.  Mr. Kiley will receive his benefits under the Agreement if he either is actively employed by the Bank at age 65, or if he is involuntarily terminated other than for cause (including voluntary termination for good reason) prior to attaining age 65.  Prior to the amendment, for Mr. Kiley to receive this benefit in connection with an involuntary termination prior to age 65, the involuntary termination was required to follow a change in control event.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is furnished as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

10.1           Amended Executive Supplemental Retirement Plan Participation Agreement with
  Joseph W. Kiley III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: July 11, 2017	By: /s/ Richard P. Jacobson
Richard P. Jacobson Executive Vice President and Chief Financial Officer